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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                              Amendment Number One

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 October 6, 2000
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                        Socrates Technologies Corporation
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                  0-26614               54-1707718
--------------------------------     -----------          ----------------
(State or other jurisdiction of     (Commission          (I.R.S. Employer
 incorporation or organization)     File Number)        Identification No.)


8133 Leesburg Pike, Suite 770, Vienna, Virginia                22182
  -----------------------------------------               ----------
  (Address of principal executive offices)                (Zip code)

               Registrant's telephone number, including area code:
               ---------------------------------------------------
                                 (703) 288-6500

          Former name or former address, if changed since last report:
          ------------------------------------------------------------
              8133 Leesburg Pike, Suite 760, Vienna, Virginia 22182
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                        Socrates Technologies Corporation
                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.    Changes in Control of Registrant.
           None.

Item 2.    Acquisition or Disposition of Assets.
           None.

Item 3.    Bankruptcy or Receivership.
           None.

Item 4.    Changes in Registrant's Certifying Accountant.
           None.

Item 5.    Other Events.

Item  6.   Resignation of Directors.

                  The Registrant's Board of Directors appointed Dr. Ashok Rattehalli, the chief operating officer of a local health care third party benefits administrator, as an outside director on October 10, 2000.

                  Mitchell Jerine, Farshad Sajedi and Paul Richter resigned from the Registrant's Board of Directors. The resignations were submitted on October 5, 2000 and were accepted by the Registrant's Board of Directors on October 6, 2000. Mr. Jerine, Mr. Sajedi and Mr. Richter each cited the demands of their duties as an operations officer of a Company subsidiary as the reason for resigning.

                  The current members of the Registrant's Board of Directors are: Timothy Keenan, Chief Executive Officer and President of the Registrant; Richard Prins; Mariellen Lowry and Andreas Keller. The Registrant's Board intends to operate with five members for the foreseeable future. The Registrant's Board is also seeking to recruit one or more additional outside, independent directors.

                  The current management of the Company is Timothy Keenan, Chief Executive Officer and President, and Paul Richter, General Counsel, Secretary and Vice President of Human Resources (excluding health benefits administration). The Registrant is searching for a full-time Chief Financial Officer and Controller.

                  Mr. Richter is acting as President of Technet Computer Services, Inc., a subsidiary of the Registrant. Mr. Badri Devanathan, the former president of Technet, resigned as president of Technet in September 2000. Technet has changed its business focus in October 2000 from stressing project development work to pursuing times and material based consulting work.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
           Exhibits: None


Item 8.    Change in Fiscal Year.
           None.


                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 9, 2000

                                         /s/ Timothy Keenan
                                         ---------------------------------------
                                         Timothy Keenan, Chief Executive Officer
                                         and President